Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of July 15, 2012, is entered into among the undersigned securityholder or option holder (the “Securityholder”) of One Lambda, Inc., a California corporation (the “Company”), and Thermo Fisher Scientific Inc., a Delaware corporation (“Buyer”).

RECITALS

A. Concurrently with or following the execution of this Agreement, the Company, Buyer and DKC Acquisition Corp., a California corporation and wholly owned subsidiary of Buyer (“Buyer Sub”), have entered, or will enter, into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”).

B. Pursuant to the terms and conditions set forth in the Merger Agreement, Buyer Sub will merge with and into the Company, and the Company will continue as the surviving entity and a wholly owned subsidiary of Buyer (the “Merger”).

C. As a condition to its willingness to enter into the Merger Agreement, Buyer has required that the Securityholder execute and deliver this Agreement.

D. In order to induce Buyer to enter into the Merger Agreement, the Securityholder is willing to (i) make certain representations, warranties, covenants and agreements with respect to (A) the shares of common stock of the Company (“Company Common Stock”) legally or beneficially owned by the Securityholder and set forth below the Securityholder’s signature on the signature page hereto (the “Original Shares” and, together with any additional shares of Company Common Stock pursuant to Section 6 hereof, the “Shares”) and (B) any options, warrants or other rights to acquire any shares of Company Common Stock or any security exercisable for or convertible into shares of Company Common Stock set forth on the signature page of this Agreement (collectively, “Options”) and (ii) make certain covenants and agreements regarding Securityholder’s post-Closing activities.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

2. Representations and Warranties of the Securityholder. The Securityholder represents and warrants to Buyer that:

(a) (i) The Securityholder owns legally or beneficially (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) all of the Original Shares free and clear of all Encumbrances, and (ii) except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Securityholder is a party relating to the pledge, disposition or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares.

(b) The Securityholder does not own, of record or beneficially, any shares of Company Common Stock other than (i) the Original Shares and (ii) any Options.

(c) The Securityholder, if an entity, has full entity power and authority, or if an individual, has legal capacity, to enter into, execute and deliver this Agreement and to perform fully the Securityholder’s obligations hereunder. This Agreement has been duly and validly authorized, executed and delivered by the Securityholder and constitutes the legal, valid and binding obligation of the Securityholder, enforceable against the Securityholder in accordance with its terms.

(d) None of the execution and delivery of this Agreement by the Securityholder, the consummation by the Securityholder of the transactions contemplated hereby or compliance by the Securityholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or Law applicable to the Securityholder or to the Securityholder’s property or assets.

(e) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or other Person on the part of the Securityholder is required in connection with the valid execution and delivery of this Agreement. If the Securityholder is a married individual, no consent of the Securityholder’s spouse is necessary under any “community property” or other Laws in order for the Securityholder to enter into and perform his or her obligations under this Agreement, or if such consent is required, the Securityholder’s spouse has executed and delivered to Buyer a consent in the form of Exhibit A hereto.

(f) If the undersigned Securityholder is a trust, the undersigned Securityholder represents and warrants that (i) the Securityholder has delivered to the law firm of Kopple & Klinger, LLP true and correct copies of all applicable trust documents, as amended to date, and (ii) such trust documents will not be amended, and such trust shall not be revoked, between the date hereof and the Effective Time or the earlier termination of this Agreement as provided herein.

3. Agreement to Vote Shares.

(a) In the case of a Securityholder who has the right to vote the Shares, the Securityholder agrees during the term of this Agreement to vote the Shares at every annual or special meeting of the shareholders of the Company called with respect to the following, and at every adjournment or postponement thereof, or execute a written consent or consents if the shareholders of the Company are requested to vote their shares through the execution of an action by written consent in lieu of an annual or special meeting of the shareholders of the Company, (i) in favor of the Merger and approval and adoption of the Merger Agreement and (ii)

against any Competing Transaction. For the avoidance of doubt, the Securityholder shall not be obligated to vote the Shares in favor of, and Buyer shall not undertake any action pursuant to Section 3(b) below with respect to, any amended version of, or amendment to, the Merger Agreement that materially decreases the benefits or materially increases the liabilities of the Securityholder thereunder.

(b) In the event and to the extent that the Securityholder fails to vote the Shares in accordance with the foregoing Section 3(a) at any applicable annual or special meeting of the shareholders or pursuant to any applicable written consent of the shareholders of the Company, the Securityholder shall be deemed to have irrevocably granted to, and appointed, Buyer, and any individual designated in writing by it, and each of them individually, as his, her or its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares in any action by written consent of Company shareholders or at any meeting of the Company shareholders called with respect to any of the matters specified in, and in accordance and consistent with, this Section 3. The Securityholder understands and acknowledges that Buyer is entering into the Merger Agreement in reliance upon the Securityholder’s execution and delivery of this Agreement. The Securityholder hereby affirms that the irrevocable proxy set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Securityholder under this Agreement. Except as otherwise provided for herein, the Securityholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and (iii) affirms that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of the CGCL. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

4. No Voting Trusts or Other Arrangement. The Securityholder shall not, and shall not permit any entity under the Securityholder’s control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with Buyer and voting agreements with other persons who are party to a voting agreement with Buyer with respect to the Shares.

5. Transfer and Encumbrance. During the term of this Agreement, the Securityholder shall not, directly or indirectly, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding, by operation of Law or otherwise), sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of the Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of the Shares or the Securityholder’s voting or economic interest therein, or otherwise commit any act, except as permitted by this Agreement or required by order of a court of competent jurisdiction, that could restrict or otherwise affect his, her or its legal power, authority and right to vote all of the Shares then owned of record or beneficially by him, her or it. The Securityholder acknowledges that the Company shall not recognize any Transfer of Shares that is prohibited under this Agreement.

6. Additional Shares. The Securityholder agrees that all shares of Company Common Stock that the Securityholder purchases, acquires the right to vote or otherwise acquires legal or beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, including shares of Company Common Stock underlying unexercised Options) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute the Shares for all purposes of this Agreement.

7. Waiver of Appraisal and Dissenters’ Rights. The Securityholder hereby waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Merger that the Securityholder may have by virtue of ownership of the Shares.

8. Agreement to be Bound by the Provisions of the Merger Agreement.

(a) The Securityholder hereby acknowledges and agrees that the Securityholder has received a copy of the Merger Agreement and has read and understood the terms contained therein and has had the opportunity to consult with the Securityholder’s legal counsel and tax advisors regarding the Merger Agreement and the application of its terms to the Securityholder.

(b) The Securityholder hereby consents and agrees to the designation of Emiko Terasaki, M.D. as the Transaction Representative under the Merger Agreement and acknowledges and agrees to the Transaction Representative’s rights, obligations and duties set forth in the Merger Agreement and the Escrow Agreement, including, without limitation, the Transaction Representative’s ability to take the actions set forth therein on behalf of the Securityholder.

(c) The Securityholder hereby agrees to be bound by all of the terms and conditions applicable to the Securityholder set forth in the following:

i.	Sections 7.2 and 7.5 of the Merger Agreement, and further acknowledges that such sections provide that the Securityholder is responsible for filing certain Tax Returns described therein, and paying the Taxes payable thereunder (or the Securityholder’s allocable portion of such Taxes as set forth in the Merger Agreement);

ii.	Article 10 of the Merger Agreement and further acknowledges that Article 10 of the Merger Agreement provides, among other things, that the Securityholder must indemnify Buyer and its Affiliates for the Securityholder’s Proportionate Share (which is based on the percentage of the Merger Consideration the Securityholder is entitled to under the Merger Agreement) of certain Losses in excess of the Escrowed Funds under the circumstances and subject to the limitations set forth therein;

iii.	Section 12.1(f) of the Merger Agreement and further acknowledges that such section provides that the Securityholder must reimburse the Transaction Representative for the Securityholder’s Proportionate Share of any Transaction Representative Expenses that exceed the amount of the Transaction Representative Funds; and

iv.	the Escrow Agreement.

(d) The Securityholder consents to the deposit, pursuant to the Merger Agreement, of a portion of the Merger Consideration that the Securityholder is entitled to receive pursuant to the Merger Agreement (i) as security for the indemnity obligations of the Securityholder under Article 10 of the Merger Agreement, (ii) to satisfy, in accordance with Section 3.6 of the Merger Agreement, the Securityholder’s Proportionate Share of any post-closing adjustment obligations to Buyer and (iii) to reimburse the Transaction Representative for the Securityholder’s Proportionate Share of any and all costs and expenses (including counsel and legal fees and expenses) incurred by the Transaction Representative in connection with the protection, defense, enforcement or other exercise of any rights under the Merger Agreement or the Escrow Agreement.

(e) Nothing contained in this Agreement is intended, in any manner, to alter or modify any provision of the Merger Agreement or the Escrow Agreement.

9. Intentionally Omitted.

10. Proprietary Information.

(a) Except as otherwise permitted pursuant to the terms of the Agreement dated July 15, 2012 by and between the Company and the Paul I. Terasaki Foundation Laboratory, from and after the Closing, the Securityholder shall not disclose or make use of any information held as proprietary by the Company (whether owned by the Company or a third party) and which is not generally known by, nor easily learned or determined by, Persons outside the Company (collectively referred to herein as “Proprietary Information”) including, but not limited to: (i) specifications, manuals, software in various stages of development, and other technical data; (ii) customer and prospect lists, details of agreements and communications with customers and prospects, and other customer information; (iii) sales plans and projections, product pricing information, protocols, acquisition, expansion, marketing, financial and other business information and existing and future products and business plans and strategies of the Company, the Surviving Corporation or Buyer; (iv) sales proposals, demonstrations systems, sales material; (v) research and development; (vi) software systems, computer programs and source codes; (vii) sources of supply; (viii) identity of specialized consultants and contractors and Proprietary Information developed by them for the Company or the Surviving Corporation; (ix) purchasing, operating and other cost data; (x) special customer needs, cost and pricing data; and (xi) employee information (including, but not limited to, personnel, payroll, compensation and benefit data and plans), including all such information recorded in manuals, memoranda, projections, reports, minutes, plans, drawings, sketches, designs, data, specifications, software programs and records, whether or not legended or otherwise identified by the Company, the Surviving Corporation or Buyer as Proprietary Information, as well as such information that is the subject of meetings and discussions and not recorded. Proprietary Information shall not include such information that the Securityholder can demonstrate (A) is or becomes generally available to the public (other than as a result of a disclosure by the Securityholder), (B) was disclosed to the Securityholder by a third party under no obligation to keep such information confidential, or (C) was independently developed by the Securityholder without reference to Proprietary Information. Notwithstanding the foregoing, the Securityholder shall have no obligation hereunder to keep confidential any of the Proprietary Information to the extent disclosure thereof is required by Law or by an order or requirement of a court or a Governmental Authority; provided, however, that in the event disclosure is required by Law or order or requirement of a court or Governmental Authority, the Securityholder, if legally permitted, shall use reasonable efforts to provide Buyer with prompt advance notice of such requirement so that Buyer may seek an appropriate protective order.

(b) The Securityholder agrees that damages are an inadequate remedy for any breach of this Section 10 and that Buyer shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this Section 10.

11. Competing Transactions. Between the date hereof and the Closing, neither the Securityholder nor any of its Representatives shall (whether directly or indirectly through any officer, director, employee, agent, advisor, partner, representative, Affiliate, or otherwise) (a) enter into any agreement, agreement in principle or other commitment relating to any Competing Transaction, (b) solicit, initiate or encourage the submission of any proposal or offer from any Person relating to any Competing Transaction, or (c) participate in any discussions or negotiations regarding, or furnish to any other Person any information with respect to or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any Person to effect a Competing Transaction. If the Securityholder receives any such proposal or offer with respect to a Competing Transaction, the Securityholder shall, within one (1) Business Day after such receipt, notify Buyer of such proposal or offer, including the identity of the other party and the terms of such proposal or offer.

12. Consent to Termination of Stock Equivalent Units. The Securityholder hereby consents to and agrees that the Stock Equivalent Units granted to the Securityholder under the One Lambda, Inc. 2001 Stock Equivalent Unit Plan shall be terminated and of no further force or effect as of the Closing. In consideration for the foregoing, Buyer agrees and covenants to Securityholder that it shall, and shall cause the Company to, satisfy all payment obligations in respect of Securityholder’s Stock Equivalent Units by making the SEU Payment contemplated by, and in accordance with the terms and conditions of, the Merger Agreement.

13. Termination of the Share Purchase and Retirement Agreement. In accordance with Section 15(a) of that certain One Lambda, Inc. Share Purchase and Retirement Agreement, dated as of November 27, 1985, by and among the Company and the shareholder parties thereto (as amended from time to time, the “SPRA”), each Securityholder and the Company hereby agree that the SPRA shall automatically terminate without further action of any party immediately prior to the Effective Time. Upon such termination, the Securityholder and the Company agree that (a) the SPRA shall have no further force and effect whatsoever, (b) the parties to the SPRA shall not have any further rights or obligations under the SPRA or any continuing liability to any other party thereunder and (c) each of the Securityholder and the Company do hereby release and discharge the other parties thereto from all actual, contingent or prospective claims or obligations (past, present or future) arising under the SPRA.

14. Termination. This Agreement shall terminate upon the earlier to occur of (i) the

Effective Time and (ii) the date on which the Merger Agreement is terminated in accordance with its terms; provided that (a) no such termination shall relieve any party of liability for a breach hereof prior to termination, and (b) the provisions of Sections 7 through 10, this Section 14 and Sections 15 through 19 shall survive any termination under clause (i).

15. No Agreement as Director or Officer. The Securityholder makes no agreement or understanding in this Agreement in the Securityholder’s capacity as a director or officer of the Company (if the Securityholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by the Securityholder in the Securityholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict the Securityholder from exercising the Securityholder’s fiduciary duties as an officer or director of the Company.

16. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party’s seeking or obtaining such equitable relief.

17. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the parties hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

18. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered personally, against written receipt, (b) if sent by registered or certified mail, return receipt requested, postage prepaid, when received, (c) when received by facsimile transmission, and (d) when delivered by a nationally recognized overnight courier service, prepaid. Such notices or other communications must be sent to the respective parties at the following addresses, or in the case of the Securityholder, at the address set forth below the Securityholder’s signature on the signature page hereto (or at such other address for a party as shall be specified in a notice given in accordance with this Section 18):

If to the Company, MARKED PERSONAL AND CONFIDENTIAL, to:

One Lambda, Inc.

21001 Kittridge Street

Canoga Park, CA 91303

Attention: Chief Executive Officer

Facsimile: (818) 702-6904

with a copy (which shall not constitute notice) to:

Sheppard, Mullin, Richter & Hampton LLP

1901 Avenue of the Stars, 16th Floor

Los Angeles, CA 90067

Attention: Jon W. Newby, Esq.

Facsimile: (310) 228-3737

and

Kopple & Klinger, LLP

10866 Wilshire Blvd., Suite 1500

Los Angeles, CA 90024-4357

Attention: Robert C. Kopple, Esq.

Facsimile: (310) 475-2459

If to Buyer, to:

Thermo Fisher Scientific Inc.

81 Wyman Street

Waltham, MA 02454-9046

Attention: General Counsel

Facsimile: (781) 622-1283

with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attention: Hal J. Leibowitz, Esq.

Facsimile: (617) 526-5000

If to the Securityholder, to:

Attention:

Facsimile:

with a copy (which shall not constitute notice) to:

Attention:

Facsimile:

19. Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of California.

(b) In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the federal or state courts located in the State of California shall have the sole and exclusive jurisdiction over any such proceeding. Any of these courts shall be proper venue for any such lawsuit or other proceeding and the parties hereto irrevocably waive any objection on the grounds of venue, forum non conveniens or any similar grounds. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts by mail or in any other manner permitted by applicable Law.

(c) If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(d) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(e) Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(f) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(g) The obligations of the Securityholder set forth in this Agreement shall not be effective or binding upon the Securityholder until after such time as the Merger Agreement is executed and delivered by the Company, Buyer and Buyer Sub.

(h) Neither party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto. Any assignment contrary to the provisions of this Section 19(h) shall be null and void.

(i) The Securityholder hereby acknowledges and agrees that Sheppard Mullin Richter & Hampton LLP has acted as legal counsel solely to the Company in connection with this Agreement, the Merger Agreement and the transactions contemplated by the Merger Agreement and has not represented, or otherwise provided any legal advice or counsel to, the Securityholder in any capacity. The Securityholder further acknowledges and agrees that the Securityholder has had the opportunity to consult with the Securityholder’s legal counsel and tax advisors regarding this Agreement and the application of its terms to the Securityholder.

[Signature Page Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Voting Agreement as of the date first set forth above.

“COMPANY”

ONE LAMBDA, INC.

By:
Name:
Title:

“BUYER”

THERMO FISHER SCIENTIFIC INC.

By:
Name:
Title:

[Signature Page to Voting Agreement]

“SECURITYHOLDER”

Name: [ ]

Number of Shares of Company
Common Stock Legally or Beneficially
Owned as of the Date of this
Agreement: [ ]

Number of Options Legally or
Beneficially Owned as of the Date of
this Agreement: [ ]

[Signature Page to Voting Agreement]

Exhibit A

SPOUSAL CONSENT

I am the spouse of                     , the Securityholder in the above Agreement. I understand that I may consult independent legal counsel as to the effect of this Agreement and the consequences of my execution of this Agreement and, to the extent I felt it necessary, I have discussed it with legal counsel. I hereby confirm this Agreement and agree that it shall bind my interest in any and all shares of Company Common Stock as to which the Securityholder has sole or shared voting power, and any other shares of Company Common Stock hereafter acquired by such Securityholder, if any.

Signature)

(Name)

Exhibit A